SEMI-ANNUAL REPORT











                               THE FAIRHOLME FUND



                       A No-Load Capital Appreciation Fund



















                                  May 31, 2000

================================================================================
THE FAIRHOLME FUND
================================================================================

                      Semi-Annual Report Ended May 31, 2000

Dear Fellow Shareholder:

Welcome to the Fund, which commenced operations on December 30, 1999. The Fund's performance for the interim period ended May 31, 2000 and the comparable performance for the Standard & Poor's 500 Index are shown below:

 The Fairholme Fund        Standard and Poor's 500         Relative Performance
 -------------------      -------------------------       ----------------------
       +12.1%                       -2.9%                         +15.0%

Our goal is to provide you with superior investment performance by purchasing common stocks of businesses with durable competitive positions, predictable cash earnings, high returns on capital, and owner oriented management. We will only invest in such companies when they are valued at a discount to intrinsic value, which we define as our estimate of the cash a business will generate in the future. In our reports to you, we will tell you what we would want to know if our positions were reversed.

The Fund uses a non-diversified style of portfolio management. We believe it is preferable to own a small number of companies researched extensively rather than a broad list that could dilute our efforts, focus, and performance.

Our short-term results, whether up or down, should not be considered meaningful. A concentrated portfolio is likely to be more volatile than a diversified mutual fund, however, volatility is not synonymous with business risk. We cannot control volatility, but we can minimize business risk through careful research and analysis. In fact, periodic price declines in some of our major holdings may aid our goal of superior long-term growth as they give us an opportunity to increase holdings at cheaper prices.

Currently, over 50% of the Fund is invested in companies participating in the property/casualty insurance industry. These companies fall within our circle of competence and were bought at multi-year lows. Good insurance companies compound net worth rapidly when they both underwrite profitably and invest wisely. Such companies have earned 20% returns on book value and we paid near book. Our second largest individual position is Household International, a leader in consumer finance, another unappreciated industry. At the end of the period, approximately 15% of the Fund's assets are cash equivalents, giving us the ability to take advantage of opportunities that may arise. Our industry focus will change over time as we find other businesses meeting our criteria at the right price.

Although new, The Fairholme Fund is a continuation of the investment strategies used by its adviser, Fairholme Capital Management, whose investment principals average over 15 years of research and portfolio management experience. As we start out, a significant percentage of the Fund's assets have come from the employees of Fairholme Capital Management. We believe this helps properly align our interests with yours.

Sincerely,



Bruce R. Berkowitz         Peter A. Russ                      Michael J. Senior



Keith D. Trauner           Lawrence Pitkowsky                 Seth Finkelstein




June 23, 2000

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================================================================================
THE FAIRHOLME FUND
================================================================================

                                                                                                        Schedule of Investments
                                                                                                        May 31, 2000 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
 Shares/Principal Amt. - % of Assets       Market Value          Shares/Principal Amt. - % of Assets           Market Value
-------------------------------------------------------------------------------------------------------------------------------

 COMMON STOCKS

 Amusement Parks - 0.65%                                         Security  Brokers and Dealers - 3.10%

       2,000 Cedar Fair - LP                 $   40,125              9,500 Jefferies Group Inc.                 $   191,781
                                             ----------                                                         -----------
 Property and Casualty Insurance  - 24.69%                       Title Insurance - 9.30%

      12,500 Leucadia National*                 325,781              1,600 Alleghany Corp.*                         266,000
         951 Markel Contingent Value Rights*      6,419             20,000 Fidelity National                        310,000
       1,651 Markel Corp.*                      237,641                                                         -----------
      11,000 Mercury General Corp.              280,500                                                             576,000
       7,400 RLI Corp                           269,175          Diversified Holding Company  - 20.10%
         700 Wesco Financial Corp.              170,100
       1,700 Ltd. White Mountains Ins. Group    240,019                660 Berkshire Hathaway Cl B*               1,244,760
                                             ----------                                                         -----------
                                              1,529,635
 Home Construction - 2.15%                                       Total for Common Stock - 77.22%                  4,783,088
                                                                                                                -----------
      15,000 Clayton Homes Inc.                 133,125          MISCELLANEOUS INVESTMENTS  - 4.34%
 Gold Ores - 1.17%                                                  25,000 Boulder Total Return Fund                268,750
                                             ----------
 Newspapers: Publishing and or Printing  - 3.64%                 U.S. Government Obligations -3.80%

         450 Washington Post Co. Cl. B          225,225             80,000 1 Year T-Bill 5.815%, 2-01-2001           76,802
                                             ----------             80,000 4 Month T-Bill 5.59%, 6-29-2000           79,634
 Personal Credit Institutions - 10.62%                              80,000 6 Month T-Bill 5.725%, 8-24-2000          78,907
                                                                                                                -----------
      14,000 Household International            658,000                                                             235,343
                                             ----------          Money Market Funds - 5.12%
 Real Estate Investment Trusts - 1.81%
                                                                   317,082 UMB Money Market                         317,082
       4,000 Aegis Realty Inc.                   39,750                                                         -----------
       1,000 Tanger Factory Outlet               23,312
       3,000 Town & Country Trust                49,125          TOTAL INVESTMENTS  - 90.48%                      5,604,263
                                             ----------          (Cost - $5,131,076)                            -----------
                                             $  112,187
                                                                 OTHER ASSETS LESS LIABILITIES - 9.52%              589,996
                                                                                                                -----------

                                                                 NET ASSETS  - 100.00%                          $ 6,194,259


 * Non-Income Producing Securities

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================================================================================
THE FAIRHOLME FUND
================================================================================
                                             Statement of Assets and Liabilities
                                                        May 31, 2000 (UNAUDITED)



Assets:
     Investment Securities at Market Value                          $  5,604,263
          (Identified Cost - $5,131,076)
     Cash                                                                869,146
     Receivables:
          Dividends and Interest                                           3,667
                                                                    ------------
               Total Assets                                            6,477,076
Liabilities:
     Accrued Expenses                                                      4,288
          Payable for securities purchased                               278,529
                                                                    ------------
               Total Liabilities                                         282,817
                                                                    ------------
Net Assets                                                          $  6,194,259

Net Assets Consist of:
     Capital Paid In                                                $  5,703,674
     Undistributed Net Investment Income                                   6,726
     Accumulated Realized Gain (Loss) on Investments - Net                10,672
     Unrealized Appreciation/(Depreciation) in Value
          of Investments Based on Identified Cost - Net                  473,187
                                                                    ------------
Net Assets for 552,719 Shares Outstanding                           $  6,194,259
                                                                    ------------
Per Share Net Asset Value and Redemption Price
     ($6,194,259/552,719 shares)
                                                                    $      11.21
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================================================================================
 THE FAIRHOLME FUND
================================================================================
                                                         Statement of Operations
                                  December 30, 1999* to May 31, 2000 (UNAUDITED)


Investment Income:
     Dividends                                                      $      7,790
     Interest                                                             10,019
                                                                    ------------
          Total Investment Income                                         17,809
Expenses:
     Management Fees (Note 2)                                             11,083
                                                                    ------------
          Total Expenses                                                  11,083

Net Investment Income                                                      6,726
                                                                    ------------

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                  10,672
     Unrealized Appreciation (Depreciation) on Investments               473,187
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on Investments                   483,859

Net Increase (Decrease) in Net Assets from Operations               $    490,585



*  Commencement of Operations
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================================================================================
THE FAIRHOLME FUND
================================================================================
                                              Statement of Changes in Net Assets
                                  December 30, 1999* to May 31, 2000 (UNAUDITED)


CHANGE IN NET ASSETS:
From Operations:
     Net Investment Income                                          $      6,726
     Net Realized Gain (Loss) on Investments                              10,672
     Net Unrealized Appreciation (Depreciation)                          473,187
                                                                    ------------
     Increase (Decrease) in Net Assets from Operations                   490,585
From Distributions to Shareholders:
     Net Investment Income                                                     0
     Net Realized Gain (Loss) from Security Transactions                       0
                                                                    ------------
     Net  Increase (Decrease) from Distributions                               0
From Capital Share Transactions:
     Proceeds From Sale of Shares                                      5,660,627
     Shares Issued on Reinvestment of Dividends                                0
     Cost of Shares Redeemed                                            (56,953)
                                                                    ------------
Net Increase from Shareholder Activity                                 5,603,674

NET ASSETS:
Net Increase  in Net Assets                                            6,094,259
Net Assets at Beginning of Period                                        100,000
                                                                    ------------
Net Assets at End of Period                                         $  6,194,259

SHARE TRANSACTIONS:
     Issued                                                              548,589
     Reinvested                                                                0
     Redeemed                                                            (5,871)
                                                                    ------------
Net Increase (Decrease) in Shares                                        542,719
Shares Outstanding at Beginning of Period                                 10,000
                                                                    ------------
Shares Outstanding at End of Period                                      552,719


 * Commencement of Operations



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================================================================================
THE FAIRHOLME FUND
================================================================================

                                                            Financial Highlights
                                  December 30, 1999* to May 31, 2000 (UNAUDITED)
                    Selected data for a share outstanding throughout the period.



Net Asset Value at Beginning of Period                               $     10.00
Net Investment Income                                                       0.02
Net Gains or Losses on Securities (Realized and Unrealized)                 1.19
                                                                     -----------
     Total from Investment Operations                                       1.21
                                                                     -----------

Dividends (From Net Investment Income)                                      0.00
Distributions (From Capital Gains)                                          0.00
                                                                     -----------
     Total Distributions                                                    0.00
                                                                     -----------

Net Asset Value at  End of Period                                    $     11.21
                                                                     ===========

Total Return                                                              12.10%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)                              $     6,194
Ratio of Expenses to Average Net Assets **                                0.41 %
Ratio of Net Income to Average Net Assets **                              0.25 %
Portfolio Turnover Rate                                                  13.38 %



 * Commencement of Operations
** Annualized


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================================================================================
THE FAIRHOLME FUND
================================================================================

                                                   Notes to Financial Statements
                                                        May 31, 2000 (Unaudited)

Note 1. Organization
 Fairholme Funds Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management Investment Company. The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board of Directors has the power to designate one or more separate and distinct series and / or classes of shares of common stock and to classify or reclassify any unissued shares with the respect to such series. Shares of one series have been authorized, which shares constitute the interests in the The Fairholme Fund (the "Fund"). The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks without restrictions regarding market capitalization. The Fund will Invest 75% of total net assets in U.S. common stocks and intends to hold a focused portfolio of no more than 25 stocks.

Note 2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors of the Company.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors of the Company. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser has determined will represent fair value.

Federal Income Taxes: The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3. Investment Advisory Agreement
Fairholme Capital Management, L.L.C (the "Adviser"), serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the United States. The Fund pays the Adviser for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund.

Note 4. Capital Stock and Distribution
Distribution to shareholders is recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to distributions in excess of net investment income or realized gains.

Note 5. Investments
For the period ending May 31, 2000 purchases and sales of investment securities, other than short-term investments, aggregated $4,961,670 and $393,895 respectively. The gross unrealized appreciation for all securities totaled
$514,108 and the gross unrealized depreciation for all securities totaled ($40,921) or a net unrealized appreciation of $473,187. The aggregate cost of securities for federal income tax purposes at May 31, 2000 was $5,131,076.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


                               Board of Directors

                               Bruce R. Berkowitz
                             Avivith Oppenheim, Esq.
                                Michael J. Senior
                                Joel L. Uchenick
                               Leigh Walters, Esq.


                                    Officers

                          Bruce R. Berkowitz, President
                    Michael J. Senior, Secretary & Treasurer


                               Investment Adviser

                      Fairholme Capital Management, L.L.C.
                                 51 JFK Parkway
                              Short Hills, NJ 07078


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent

                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                  UMB Bank N.A.
                                1010 Grand Blvd.
                              Kansas City, MO 64106

                                     Counsel
                          David Jones & Associates P.C.
                       4747 Research First Dr., Suite 180
                             The Woodlands, TX 77381

                              Independent Auditors
                         McCurdy & Associates CPAs, Inc.
                                27955 Clemens Rd
                               Westlake, OH 44145




     This report has been prepared for the information of shareholders of The Fairholme Fund.

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